UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 2, 2008


                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



            Delaware                  0-25658            84-1357927
  (State or other jurisdiction      (Commission         (IRS Employer
       of incorporation)           File Number)      Identification No.)


      230 Park Avenue, 10th Floor, New York, NY              10169
        (Address of principal executive offices)          (ZIP Code)


       Registrant's telephone number, including area code: (212) 551 1747



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.


Resignation of Chief Accounting Officer

Effective February 2, 2008, Voon-Fui Yong resigned as Chief Accounting Officer and principal financial and accounting officer of Secured Digital Applications, Inc. ("the Company"). Mr. Yong joined the Company in September 1999 and served in various positions in accounting, administration and finance. He was appointed the Company's Chief Accounting Officer on November 19, 2005. Mr. Yong resigned to pursue a new career opportunity and will continue to provide advisory services to the Company with respect to accounting and financial matters.

Appointment of New Chief Accounting Officer

Effective February 2, 2008, Kelvin Choon-Huat Ng was appointed the Chief Accounting Officer and principal financial and accounting officer of the Company.

Mr. Ng (age 29) joined the Company as an Account Executive in January 2006 and was promoted to Deputy Chief Operating Officer on January 1, 2008. From August 2007 to December 2007, he served as the Company's Finance Manager and Head of Business Process Outsourcing (BPO) Services. From January 2003 to December 2005, he served as Finance and Administration Executive at Barney Communications Sdn Bhd and was responsible for their accounting, tax, human resource and administration functions. Mr. Ng, a Chartered Certified Accountant, is a member of the Association of Chartered Certified Accountants, United Kingdom.

The Company intends to enter into an employment agreement with Mr. Ng but has not yet done so and therefore the material terms of such agreement, including compensation terms, are not yet available. The Company will file a brief description of the material terms of such employment agreement as an amendment to this Current Report on Form 8-K within four (4) business days after such information becomes available.

Mr. Ng does not have any family relationship with any director or executive officer of the Company. There were no transactions nor are there any currently proposed transactions in which the Company or any of its subsidiaries was or is to be a participant in which Mr. Ng or any immediate family member of Mr. Ng had, or will have, a direct or indirect material interest (other than compensation to Mr. Ng in his capacity as an employee and officer of the Company).

Resignation of Independent Director

On February 5, 2008, Mustaffar Yacob, an independent director and one of the members of the Company's Audit Committee, tendered his resignation from the Board of Directors effective February 4, 2008 for health reasons.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SECURED DIGITAL APPLICATIONS, INC.



                              By:      /s/ Patrick Soon-Hock Lim
                                       -----------------------------------------
                                   Name:   Patrick Soon-Hock Lim
                                   Title:  Chairman & Chief Executive Officer


Date:  February 7, 2008

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